Asset Impairments and Sales of Vessels	9 Months Ended
Sep. 30, 2016
Property, Plant and Equipment [Abstract]
Asset Impairments
Asset Impairments and Sales of Vessels
The Company’s consolidated statements of (loss) income for the three and nine months ended September 30, 2016 include write-downs of $7.8 million and $14.2 million, respectively, of two Medium Range (or MR) tankers. One MR tanker was classified as held for sale at September 30, 2016 and was delivered to its buyer in November 2016. The vessel was written down to its agreed sales price. The other MR tanker was sold in August 2016 for a sales price of $14.0 million, and recognized a loss on sale of the vessel of $0.1 million. The vessel was previously written down to its agreed sales price in the second quarter of 2016.